American Century World Mutual Funds, Inc. Statement of Additional Information Supplement
Supplement dated August 24, 2018 ■ Statement of Additional Information dated April 1, 2018

The following changes are effective September 8, 2018:
The entries for James G. Gendelman in the Accounts Managed and the Ownership of Securities tables on pages 34 and 37 are removed from the Statement of Additional Information.

©2018 American Century Proprietary Holdings, Inc. All rights reserved.
CL-SPL-94407 1808